UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          February 15, 2007
                                                   -----------------------------

                              RADIANT SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

           Georgia                   0-22065                11-2749765
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 (State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)

         3925 Brookside Parkway, Alpharetta, Georgia           30022
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          (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code         (770) 576-6000
                                                     ---------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition.

On February 15, 2007, Radiant Systems, Inc. announced its results of operations for the quarter and twelve months ended December 31, 2006. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of
Section 18 of the Securities Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.




Item 9.01  Financial Statements and Exhibits.

           (d) Exhibits.

               99.1 Press Release, dated February 15, 2007, issued by Radiant Systems, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RADIANT SYSTEMS, INC.



                                         By:    /s/ Mark E. Haidet
                                            ------------------------------------
                                                Mark E. Haidet
                                                Chief Financial Officer
Dated: February 15, 2007